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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 11, 2005


                          THE MAJESTIC STAR CASINO, LLC
                     THE MAJESTIC STAR CASINO CAPITAL CORP.
             (Exact name of Registrant as Specified in its Charter)

           INDIANA                   333-06489                    43-1664986
           INDIANA                                                35-2100872
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)

                         301 FREMONT STREET, 12TH FLOOR
                             LAS VEGAS, NEVADA 89101
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (702) 388-2224

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 11, 2005 the Registrant issued a press release setting forth material non-public information regarding its results of operations for the three- and six-month periods ended June 30, 2005. This press release is being furnished pursuant to Item 2.02 of Form 8-K. The full text of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The press release is also available on the Registrant's website which is www.majesticstar.com.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit 99.1               Press Release, dated August 11, 2005


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 11, 2005                          THE MAJESTIC STAR CASINO, LLC


                                         By:    /s/ Jon S. Bennett
                                              ----------------------------------
                                              Jon S. Bennett, Vice President and
                                              Chief Financial Officer

                                         THE MAJESTIC STAR CASINO CAPITAL CORP.


                                         By:    /s/ Jon S. Bennett
                                              ----------------------------------
                                              Jon S. Bennett, Vice President and
                                              Chief Financial Officer
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                                  EXHIBIT INDEX

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
Exhibit No.       Description
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
99.1              Earnings Press Release for the three- and six-month periods ended June 30, 2005, issued August 11, 2005
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